Registration No. 333-________

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U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

STRATEGIC FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on August 31, 2009 pursuant to Rule 488.

An indefinite number of Registrant’s shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

STRATEGIC FUNDS, INC.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated December 17, 2008(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Advantage Funds, Inc., dated January 1, 2009(2)
Item 14.	Financial Statements

Annual Report of Dreyfus Emerging Leaders Fund, a series of Advantage Funds, Inc., dated August 31, 2008(3); Semi-Annual Report of Dreyfus Emerging Leaders Fund, a series of Advantage Funds, Inc., dated February 28, 2009(4); Semi-Annual Report of Dreyfus Select Managers Small Cap Value Fund, a series of the Registrant, dated May 31, 2009(5)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant’s Registration Statement on Form N-1A, filed December 16, 2008 (File No. 2-88816).
(2)	Incorporated herein by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of Advantage Funds, Inc., filed December 29, 2008 (File No. 33-51061).
(3)	Incorporated herein by reference to the Annual Report of Dreyfus Emerging Leaders Fund, a series of Advantage Funds, Inc., filed October 28, 2008 (File No. 811-7123).
(4)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Emerging Leaders Fund, a series of Advantage Funds, Inc., filed May 1, 2009 (File No. 811-7123).
(5)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Select Managers Small Cap Value Fund, a series of the Registrant, filed July 29, 2009 (File No. 811-3940).

DREYFUS EMERGING LEADERS FUND

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Emerging Leaders Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund. The Fund is a series of Advantage Funds, Inc. (the "Company").

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund. The Acquiring Fund has a substantially similar investment objective and similar investment management policies, and the same net expense ratio, as the Fund. The Acquiring Fund, like the Fund, normally invests in stocks of small capitalization companies. The Acquiring Fund, however, uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's portfolio. The Acquiring Fund currently has three sub-advisers, each of which, using its own investment process and approach, manages a portion of the Acquiring Fund's portfolio. The Fund does not use a multi-manager approach. Management believes that the reorganization should enable Fund shareholders to benefit from the Acquiring Fund's multi-manager approach, and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Company's Board of Directors believes that the reorganization should permit Fund shareholders to benefit from the Acquiring Fund's multi-manager approach and to pursue substantially similar investment goals in a larger combined fund that has the same net expense ratio as the Fund. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely,
J. David Officer President Advantage Funds, Inc.

September __, 2009

TRANSFER OF THE ASSETS OF

DREYFUS EMERGING LEADERS FUND

TO AND IN EXCHANGE FOR CLASS A SHARES OF

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS EMERGING LEADERS FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about January 21, 2010 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Emerging Leaders Fund (the "Fund"). You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Advantage Funds, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that is managed by Dreyfus. The Acquiring Fund, which commenced operations in December 2008, uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's portfolio. The Acquiring Fund currently has three sub-advisers, each of which, using its own investment process and approach, manages a portion of the Acquiring Fund's portfolio. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from the Acquiring Fund's multi-manager approach. The Acquiring Fund also has the same net expense ratio as the Fund. In addition, the reorganization will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

The Acquiring Fund and the Fund have substantially similar investment objectives and similar investment management policies, but use substantially different investment processes and approaches to select stocks. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. Each fund invests primarily in stocks of small capitalization companies. To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund currently considers small companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Index at the time of purchase (between $39 million and $2.3 billion, as of June 30, 2009). The Fund invests in stocks that have growth and/or value characteristics. To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of small cap companies. The Acquiring Fund considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000® Value Index at the time of purchase (between $39 million and $2.3 billion, as of June 30, 2009). The Acquiring Fund's portfolio is constructed so as to have a value tilt. The Fund may invest up to 25% and the Acquiring Fund may invest up to 15% of their respective assets in the securities of foreign issuers. Dreyfus is the investment adviser to the Fund and provides day-to-day management of the Fund's investments. Dreyfus is also the investment adviser to the Acquiring Fund. In connection with the Acquiring Fund's multi-manager approach, Dreyfus has engaged its affiliate, EACM Advisors LLC ("EACM"), to serve as the Acquiring Fund's portfolio allocation manager. EACM evaluates and recommends individual sub-advisers to provide the day-to-day management of the Acquiring Fund's investments. EACM also allocates the Acquiring Fund's assets to the Acquiring Fund's sub-advisers, in accordance with the Acquiring Fund's investment parameters, and monitors and evaluates the Acquiring Fund's performance, security holdings and investment strategies attributable to each sub-adviser. EACM also recommends the termination of existing sub-advisers and the hiring of new and/or replacement sub-advisers, as appropriate. Based on EACM's evaluation and recommendation, the Acquiring Fund currently has three sub-advisers, Thompson, Siegel & Walmsley, LLC, Walthausen & Co., LLC and Riverbridge Partners, LLC. Each sub-adviser uses a different investment process and approach for selecting stocks for its portion of the Acquiring Fund's portfolio. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Under its respective agreement with Dreyfus, the Fund and the Acquiring Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of its average daily net assets. The Fund and Class A shares of the Acquiring Fund had the same net expense ratio after current fee waiver and/or expense reimbursement arrangements, as of April 30, 2009. In addition, Dreyfus has contractually agreed, as to the Fund and Class A shares of the Acquiring Fund, until at least March 31, 2010 and April 1, 2010, respectively, to waive receipt of its fees and/or reimburse expenses so that the direct expenses (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 1.40%. If the reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. In addition, the front-end sales load and the CDSC applicable to the Acquiring Fund's Class A shares will not be imposed on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment policies, processes and approaches of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, noting that the Acquiring Fund had less than one full calendar year of performance, and the anticipated portfolio management benefits offered by the Acquiring Fund, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's portfolio, and has a substantially similar investment objective and similar investment policies as those of the Fund, offers potential benefits to Fund shareholders. Combining the Fund with the Acquiring Fund should permit Fund shareholders to benefit from the Acquiring Fund's multi-manager approach and to pursue substantially similar investment goals in a larger combined fund that has the same net expense ratio as the Fund. Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS EMERGING LEADERS FUND

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, November 19, 2009, at 9:00 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 31, 2009 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Michael A. Rosenberg Secretary

New York, New York

September __, 2009

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS EMERGING LEADERS FUND

(A Series of Advantage Funds, Inc.)

To and in Exchange for Class A Shares of

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

(A Series of Strategic Funds, Inc.)

PROSPECTUS/PROXY STATEMENT

AUGUST __, 2009

_______________________________________

Special Meeting of Shareholders

To Be Held on Thursday, November 19, 2009

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Advantage Funds, Inc. (the "Company"), on behalf of Dreyfus Emerging Leaders Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, November 19, 2009, at 9:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 31, 2009 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Class A shares of the Acquiring Fund received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated August __, 2009, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

_____________________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_____________________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have substantially similar investment objectives and similar investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. However, each fund uses substantially different investment processes and approaches to select stocks and the investment limitations of each fund (and the related risks) are not identical. The Acquiring Fund uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's portfolio. The Acquiring Fund currently has three sub-advisers, each of which, using its own investment process and approach, manages a portion of the Acquiring Fund's portfolio. The Fund does not use a multi-manager approach. The Acquiring Fund is a series of Strategic Funds, Inc. (the "Acquiring Company"). A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated December 17, 2008 and Semi-Annual Report for the six-month period ended May 31, 2009 accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus is incorporated into this Prospectus/Proxy Statement by reference. Because the Acquiring Fund commenced operations on December 17, 2008 and has not completed its first fiscal year, audited financial statements are not yet available. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended August 31, 2008 or Semi-Annual Report for the six-month period ended February 29, 2009, please call your financial adviser, or call 1-800-645-6561, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of July 9, 2009, 9,440,264 Fund shares were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about September __, 2009.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	A-1
Exhibit B: Description of the Acquiring Company's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets , and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Class A shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization, nor will Fund shareholders be subject to a sales charge on any additional investments made in Class A shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the shareholder's account is open.

The Company's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund. See "Information about the Reorganization—Federal Income Tax Consequences."

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have substantially similar investment objectives and similar investment management policies. The Fund seeks capital growth and the Acquiring Fund seeks capital appreciation. The Fund's investment objective is a fundamental policy which cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Acquiring Fund's investment objective may be changed by the Acquiring Company's Board without shareholder approval.

To pursue its goal, the Fund normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be emerging leaders: small companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The Fund currently considers small companies to be those companies with market capitalizations that, at the time of purchase, fall within the range of companies in the Russell 2000® Index, the Fund's benchmark. As of June 30, 2009, the market capitalization range of the Russell 2000 Index was between $39 million and $2.3 billion. The Fund also may invest up to 25% of its assets in foreign securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its assets in the stocks of small cap companies. The Acquiring Fund currently considers small cap companies to be those companies with market capitalizations that, at the time of purchase, fall within the range of companies in the Russell 2000® Value Index, the Acquiring Fund's benchmark. The Russell 2000 Value Index is comprised of the Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. As of June 30, 2009, the market capitalization range of the Russell 2000 Value Index was between $39 million and $2.3 billion. The Acquiring Fund's portfolio is constructed so as to have a value tilt. The Acquiring Fund also may invest up to 15% of its assets in foreign securities.

Because each fund may continue to hold a security whose market capitalization increases or decreases, a substantial portion of either fund's holdings can have market capitalizations outside of the range of the relevant index at any given time. Each fund's stock investments may include common stocks, preferred stocks, and convertible securities, including those purchased in initial public offerings ("IPOs") or shortly thereafter. The funds also may invest in securities issued by real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

The Fund's portfolio managers construct the Fund's portfolio through a "bottom-up," structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. The Fund generally attempts to have a neutral exposure to industries and capitalizations relative to its benchmark. Finally, within each sector and style subset, the Fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The investment process is driven by computer models that identify and rank stocks based on:

•	fundamental momentum, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises
•

relative value, such as current and forecasted price-to-earnings ratios, price-to-book ratios, yields and other price-sensitive data for the stock compared to its past, its peers and the models' overall stock universe

•	long-term growth, based on measures that reflect the changes in estimated long-term earnings growth over multiple horizons
•	additional factors, such as technical factors, trading by company insiders or share issuance/buyback data

The Acquiring Fund uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's assets. Dreyfus, the Acquiring Fund's investment adviser, has engaged its affiliate, EACM Advisors LLC ("EACM"), to evaluate and recommend sub-advisers for the Acquiring Fund. EACM seeks sub-advisers for the Acquiring Fund that complement each other's specific style of investing, consistent with the Acquiring Fund's investment goal. EACM recommends the portion of the Acquiring Fund's assets to be managed by each sub-adviser, which may be adjusted by up to 20% without the approval of the Acquiring Company's Board. EACM monitors and evaluates the performance of the sub-advisers for the Acquiring Fund and will advise and recommend to Dreyfus and the Acquiring Company's Board any changes to the Acquiring Fund's sub-advisers.

The Acquiring Fund's assets are currently allocated among three sub-advisers — Thompson, Siegel & Walmsley, LLC ("TS&W"), Walthausen & Co., LLC ("Walthausen") and Riverbridge Partners, LLC ("Riverbridge") — each of which acts independently of the others and uses its own methodology to select portfolio investments.

The initial percentage of the Acquiring Fund's assets allocated to TS&W is approximately 40%. TS&W's investment process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation model. Factors one and two of the model attempt to assess a company's discount to private market value and sector adjusted price/cash flow relative to other small cap stocks within the economic sector. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the relative strength of the company's recent stock price. TS&W selects approximately 25 companies from each sector of the Russell 2000 Index that have the best model results. These companies are then subject to TS&W's fundamental analysis, which focuses on reviewing each company's balance sheet, cash flow generation, management and market position. TS&W also looks for the presence of a "catalyst" (e.g., new management, restructuring, or spin-off) that should trigger a price increase. TS&W typically sells a stock if the company's fundamentals deteriorate, there is a significant negative earnings revision for the company, or the company's market capitalization exceeds $4 billion.

The initial percentage of the Acquiring Fund's assets allocated to Walthausen is approximately 40%. Walthausen uses a proprietary valuation model to identify companies that are trading at a discount to intrinsic value. Once these companies are identified, Walthausen studies public filings and constructs detailed models to project earnings and cash flows. Walthausen uses quantitative research to measure value by analyzing certain metrics, such as price earnings multiples, price to cash flow, price to book ratios or price to revenue. Walthausen frequently contacts company management and/or industry experts to develop a clearer understanding of each investment idea. Qualitative measurements used by Walthausen include analyzing business models, competitive advantages, corporate activity and management decisions. Final investment decisions are based on Walthausen's internally prepared models and valuation metrics. Walthausen typically sells a stock when the stock reaches Walthausen's appraised value, there is a more attractively priced stock as an alternative, the fundamentals of the business have changed, or Walthausen determines that management of the company is not enhancing shareholder value.

The initial percentage of the Acquiring Fund's assets allocated to Riverbridge is approximately 20%. Riverbridge employs a bottom-up approach to stock selection. Riverbridge believes earnings power determines the value of a company. Riverbridge focuses on companies that are building their earnings power and intrinsic value. Riverbridge seeks out companies that have strong prospects for earnings growth, pricing flexibility, strong management, a unique product or market niche and the ability to internally finance themselves. Riverbridge typically sells a stock if the company's fundamentals deteriorate, or the quality of information provided by management is questionable.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), and forward contracts, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk or as part of a hedging strategy. The funds may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of the fund's portfolio securities. The Acquiring Fund and the Fund also may invest in exchange traded funds ("ETFs") and similarly structured pooled investments to provide exposure to certain equity markets.

Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

The Fund is a "diversified" fund, which means that the Fund will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). The Acquiring Fund is a "non-diversified" fund, which means that a relatively high percentage of the Acquiring Fund's assets may be invested in a limited number of issuers.

For more information on either the Fund's or the Acquiring Fund's investment policies, processes and approaches, see "Goal/Approach" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information, and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are substantially similar. These risks are discussed below. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

•

Small company risk. Small companies carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of of smaller companies' securities and a fund's ability to sell these securities when the portfolio managers deem it appropriate. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of a fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

•

Growth and value stock risk. By investing in a mix of growth and value companies, the Fund assumes the risks of both. The Acquiring Fund's portfolio is constructed so as to have a value tilt, but the Acquiring Fund may invest in growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio managers misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

•

Market sector risk. The Fund and the Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

•

Foreign investment risk. To the extent the Fund or the Acquiring Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

•

Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund's share price may fall dramatically, even during periods of declining interest rates. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•

Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwisecomply with the derivative instruments' terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.
•

Leveraging risk. To the extent the Fund or the Acquiring Fund uses leverage, such as, with respect to the Acquiring Fund, engaging in reverse repurchase agreements, or, with respect to each fund, entering into futures contracts or forward currency contracts, lending portfolio securities and engaging in forward commitment transactions, the respective fund's gains or losses may be magnified.

•

Short sale risk. The Fund and the Acquiring Fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. Short sales expose a fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•

IPO risk. The Fund and the Acquiring Fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•

Non-diversification risk. (Acquiring Fund only) Because the Acquiring Fund is non-diversified, the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•

Multi-manager risk. (Acquiring Fund only) Although EACM, subject to Dreyfus' supervision, monitors and seeks to coordinate the overall management of the Acquiring Fund's assets by the sub-advisers, each sub-adviser makes investment decisions independently, and it is possible that the investment styles of the sub-advisers may not complement one another. As a result, the Acquiring Fund's exposure to a given stock, industry or investment style could unintentionally be greater or smaller than it would have been if the Acquiring Fund had a single adviser. In addition, if one sub-adviser buys a security during a time frame when another sub-adviser sells it, the Acquiring Fund will incur transaction costs and the Acquiring Fund's net position in the security may be approximately the same as it would have been with a single manager and no such sale and purchase.

•

Allocation risk. (Acquiring Fund only) The ability of the Acquiring Fund to achieve its investment goal depends, in part, on the ability of EACM to effectively allocate the Acquiring Fund's assets among the sub-advisers. There can be no assurance that the actual allocations will be effective in achieving the Acquiring Fund's investment goal.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund and the Acquiring Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund's after-tax performance.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in pooled investment vehicles, such as ETFs which are investment companies, may involve duplication of advisory fees and certain other expenses.

See "Main Risks" in the relevant Prospectus and "Description of the Company and Funds" in the Fund's Statement of Additional Information, and "Description of the Company and Fund" in the Acquiring Fund's Statement of Additional Information, for a more complete description of investment risks.

Fees and Expenses. Fund shares are not subject to a sales load. The front-end sales load or CDSC applicable to the Acquiring Fund's Class A shares will not be imposed at the time of the Reorganization or on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the Reorganization. Neither the Fund nor the Acquiring Fund charges any exchange or redemption fees.

The Fund and the Acquiring Fund have each agreed to pay Dreyfus a management fee at the annual rate of 0.90% of the value of its average daily net assets. The Fund and Class A shares of the Acquiring Fund had the same net expense ratio after current fee waiver and/or expense reimbursement arrangements, as of April 30, 2009. In addition, Dreyfus has contractually agreed, as to the Fund and Class A shares of the Acquiring Fund, until at least March 31, 2010 and April 1, 2010, respectively, to waive receipt of its fees and/or reimburse expenses so that the direct expenses (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 1.40%. If the Reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

The fees and expenses set forth below for the Fund and for the Acquiring Fund are based on net assets and accruals of the respective fund as of April 30, 2009. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the net assets and accruals of the Fund and the Acquiring Fund, as of April 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses

(paid each year as a % of the value

of your investment):

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	0.90%	0.90%	0.90%
Shareholder services fee	0.25%	0.25%	0.25%
Other expenses	0.49%	3.57%	0.55%
Total	1.64%	4.72%	1.70%
Fee waiver and/or expense reimbursement	(0.24)%	(3.32)%	(0.30)%
Net operating expenses	1.40%[1]	1.40%[2]	1.40%[2]

________________

1

Dreyfus has contractually agreed, until March 31, 2010, to waive receipt of its fees and/or reimburse expenses of the Fund so that the direct expenses of the Fund (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 1.40% of the value of the Fund's average daily net assets.

2

Dreyfus has contractually agreed, until April 1, 2010, to waive receipt of its fees and/or reimburse expenses of the Acquiring Fund so that the direct expenses of the Acquiring Fund's Class A shares (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 1.40% of the value of the of the Acquiring Fund's average daily net assets attributable to the Acquiring Fund's Class A shares. If the Reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes you invest $10,000 in the respective fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for each fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. The "Pro Forma After Reorganization" examples are based on the operating expenses of the Fund and the Acquiring Fund, as of April 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund	$143	$494	$869	$1,924

Acquiring Fund Class A Shares	$709	$1,634	$2,563	$4,910

Pro Forma After Reorganization Acquiring Fund Class A Shares*	$143	$506	$895	$1,984

___________

*     Applicable only to Class A shareholders of the Fund who receive Class A shares of the Acquiring Fund as a result of the Reorganization.

Past Performance. The bar chart and table below illustrate the risks of investing in the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Russell 2000 Index and the Russell 2000 Value Index. Since the Acquiring Fund has less than one full calendar year of performance, past performance information for the Acquiring Fund may not be shown in this Prospectus/Proxy Statement. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fund

Year-by-year total returns as of 12/31 each year (%)

+38.26	+9.49	-9.91	-20.16	+39.48	+14.23	+9.17	+7.07	-10.93	-39.39
'99	'00	'01	'02	'03	'04	'05	'06	'07	'08

Best Quarter:	Q4 '99	+22.36%
Worst Quarter:	Q4 '08	-29.27%

The year-to-date total return of the Fund's shares as of 6/30/09 was -0.07%.

Fund

Average annual total returns as of 12/31/08

	1 Year	5 Years	10 Years
Fund returns before taxes	-39.39%	-6.34%	0.91%
Fund returns after taxes on distributions	-40.59%	-8.22%	-0.20%
Fund returns after taxes on distributions and sale of fund shares	-24.22%	-4.39%	1.26%
Russell 2000 Index reflects no deduction for fees, expenses or taxes	-33.79%	-0.93%	3.02%
Russell 2000 Value Index reflects no deduction for fees, expenses or taxes	-28.92%	0.27%	6.11%

Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $347 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's semi-annual report for the fiscal period ended May 31, 2009. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $23 trillion in assets under custody and administration and $1.1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Portfolio Management. Investment decisions for the Fund have been made since June 2005 by Oliver Buckley, Langton C. Garvin and Kristin Crawford, each of whom is a dual employee of Dreyfus and Mellon Capital Management Corporation ("Mellon Capital"), an affiliate of Dreyfus, and manages the Fund as an employee of Dreyfus. Before January 1, 2009, each portfolio manager of the Fund was a member of the Smallcap Team of Franklin Portfolio Associates, LLC ("FPA"), an affiliate of Dreyfus. On January 1, 2009, FPA merged into Mellon Capital. Since January 1, 2009, Mr. Buckley has been executive vice president of Mellon Capital. From September 2000 through December 2008, Mr. Buckley served in various capacities with FPA, including chief executive officer, senior vice president and senior portfolio manager. Since January 1, 2009, Mr. Garvin has been a director of Mellon Capital. From April 2004 through December 2008, he was a senior vice president and senior portfolio manager with FPA. Since January 1, 2009, Ms. Crawford has been a senior portfolio manager with Mellon Capital. From April 2000 through December 2008, she was a vice president and portfolio manager with FPA.

Dreyfus has engaged its affiliate, EACM, as the Acquiring Fund's portfolio allocation manager, responsible for evaluating and recommending sub-advisers for the Acquiring Fund and recommending the portion of the Acquiring Fund's assets to be managed by each sub-adviser. EACM also is responsible for monitoring and evaluating the performance of the sub-advisers and recommending to Dreyfus and the Acquiring Company's Board whether a sub-adviser should be terminated. EACM, located at 200 Connecticut Avenue, Sixth Floor, Norwalk, Connecticut 06854-1958, specializes in multi-manager investment programs for institutional and high net worth clients representing approximately $4.8 billion in assets, as of June 30, 2009. EACM is a wholly-owned subsidiary of BNY Mellon. Keith L. Stransky and Robert B. Mayerick, each of EACM, are primarily responsible for the evaluation and recommendation of sub-advisers. Mr. Stransky is the chief investment officer (traditional) and a senior portfolio manager for EACM, where he has been employed since 1983. Mr. Mayerick is a senior vice president and portfolio manager for EACM, where he has been employed since 1985.

The Acquiring Fund uses a "multi-manager" approach by selecting one or more sub-advisers to manage the Acquiring Fund's assets. Currently, the Acquiring Fund has selected three sub-advisers — TS&W, Walthausen and Riverbridge — to manage allocated portions of the Acquiring Fund's assets. The Acquiring Fund and Dreyfus have applied for an exemptive order from the Commission that would permit the Acquiring Fund, subject to certain conditions and approval by the Acquiring Company's Board, to hire and replace sub-advisers and modify sub-advisory arrangements without obtaining shareholder approval. The order also would relieve the Acquiring Fund from disclosing the sub-advisory fees paid by Dreyfus to non-affiliated sub-advisers in documents filed with the Commission and provided to shareholders. It is anticipated that one of the conditions of such order is that the Acquiring Company's Board, including a majority of the "non-interested" board members, must approve each new sub-adviser. In addition, the Acquiring Fund would be required to provide shareholders with information about each new sub-adviser within 90 days of the hiring of any new sub-adviser.

TS&W, located at 6806 Paragon Place, Suite 300, Richmond, Virginia 23230, is a Delaware limited liability company founded in 1969. TS&W is a majority-owned subsidiary of Old Mutual (US) Holdings Inc. and an affiliate of Old Mutual Capital. TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, and international investments. Frank H. Reichel, III, CFA has been responsible for the day-to-day management of the portion of the Acquiring Fund's portfolio that is managed by TS&W since the Acquiring Fund's inception. Mr. Reichel has worked as a portfolio manager for TS&W since August 2000 and was named chief investment officer in January 2007. As of June 30, 2009, TS&W had approximately $5.3 billion in assets under management.

Walthausen, located at 9 Executive Park Drive, Suite B, Clifton Park, New York 12065, was founded in 2007. John B. Walthausen has been responsible for the day-to-day management of the portion of the Acquiring Fund's portfolio that is managed by Walthausen since the Acquiring Fund's inception. Mr. Walthausen is president of Walthausen and was the lead manager of the Paradigm Value Fund from January 2003 until July 2007 and oversaw approximately $1.3 billion in assets when he left Paradigm Capital Management to form Walthausen. As of June 30, 2009, Walthausen had approximately $63 million in assets under management.

Riverbridge, located at 801 Nicollet Mall, Midwest Plaza West, Suite 600, Minneapolis, Minnesota 55402, is a Minnesota limited liability company founded in 1987. Principals Mark A. Thompson, Rick D. Moulton, CFA, research analyst, Dana L. Feick, CFA, research analyst, and Philip W. Dobrzynski, CFA, research analyst, along with David A. Webb, CFA, research analyst, have been responsible for the day-to-day management of the portion of the Acquiring Fund's portfolio that is managed by Riverbridge since the Acquiring Fund's inception. Mr. Thompson co-founded Riverbridge in 1987 and is its chief investment officer responsible for coordinating the efforts of the investment team and overall portfolio compliance to Riverbridge's investment disciplines. Mr. Moulton joined Riverbridge in May 1991 and is responsible for securities analysis and company research across all industry sectors. Mr. Feick joined Riverbridge in January 1992 and is responsible for securities analysis across all industry sectors. Mr. Dobrzynski joined Riverbridge in May 1998 and is responsible for securities analysis across all industry sectors. Mr. Webb joined Riverbridge in May 2004 and is responsible for securities analysis across all industry sectors. Each member of the Riverbridge investment team is responsible for both research and portfolio management functions. As of June 30, 2009, Riverbridge had approximately $1.2 billion in assets under management.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Acquiring Company, and Ehud Houminer, who is a Board member of the Company and the Acquiring Company, the Company and the Acquiring Company have different Board members. None of the Board members of the Company and the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Company's Board members, see Exhibit B.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund has classified its shares into one class of common stock. The Acquiring Fund has classified its shares into three classes – Class A, Class C and Class I shares – of common stock. There will be no exchange in the Reorganization of Class C or Class I shares of the Acquiring Fund. The following tables set forth, as of May 31, 2009, (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class A shares, and (3) the pro forma capitalization of the Acquiring Fund's Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$126,925,756	$5,271,831	$132,197,587
Net asset value per share	$13.26	$12.98	$12.98
Shares outstanding	9,574,843	406,069	10,187,457

The Acquiring Fund's total net assets (attributable to Class A, Class C and Class I shares), as of May 31, 2009, were approximately $11.2 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See the relevant fund's Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Shareholder Services Plans. Shares of the Fund, and Class A shares of the Acquiring Fund, are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each pay MBSC Securities Corporation, their distributor, a fee at an annual rate of 0.25% of the value of the average daily net assets of the Fund's shares and Class A shares of the Acquiring Fund for providing shareholder services. See "Distribution Plan and Shareholder Services Plan—Shareholder Services Plan" in each fund's Statement of Additional Information for a discussion of the Shareholder Services Plans.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See the relevant fund's Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends or distributions annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are the same. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a discussion of the shareholder services offered.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies, and that would otherwise benefit fund shareholders, management recommended to the Company's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Company's Board believes that the Reorganization should permit Fund shareholders to benefit from the Acquiring Fund's multi-manager approach and to pursue substantially similar investment goals in a larger combined fund that has the same net expense ratio as the Fund, without diluting such shareholders' interests. As of May 31, 2009, the Fund had net assets of approximately $127 million and the Acquiring Fund had net assets of approximately $11 million. In addition, by combining the Fund with the Acquiring Fund, Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund's assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain the Acquiring Fund's net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, policies, processes and approaches, and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund, noting that the Acquiring Fund had less than one full calendar year of performance; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund. The Company's Board also considered the anticipated portfolio management benefits offered by the Acquiring Fund.

For the reasons described above, the Company's Board and the Acquiring Company's Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on January 21, 2010 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class A shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption "Account Policies—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Class A shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Class A shares of the Acquiring Fund distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $90,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Company's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $13,000, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of its fiscal year ended August 31, 2008, the Fund did not have any capital loss carryforward.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE COMPANY'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 2-88816). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-51061).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of July 9, 2009, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

The Vanguard Fiduciary Trust Co. P.O. Box 2600 Valley Forge, PA 19482-2600	17.4001%

Prudential PIMS/Retirement 200 Wood Avenue South Iselin, NJ 08830-2706	9.9927%

AIG Retirement Services Company Adventist Retirement Plan 403(b) 2929 Allen Parkway, A6-20 Houston, TX 77019-2155	6.3512%

Charles Schwab & Company, Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.9582%

As of July 9, 2009, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization
Class A

MBC Investments Corporation 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	98.3271%

Class B

MBC Investments Corporation 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100%

Class C

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	93.3562%

MBC Investments Corporation 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	6.6438%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of July 9, 2009, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended August 31, 2008 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund, given on their authority as experts in accounting and auditing. As the Acquiring Fund had not completed its first fiscal year, audited financial statements are not available for the Acquiring Fund as of the date of this Prospectus/Proxy Statement.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of __________, 2009 (the "Agreement"), between ADVANTAGE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS EMERGING LEADERS FUND (the "Fund"), and STRATEGIC FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for Class A shares of the Acquiring Fund ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund's Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10     As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be January 21, 2010, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Fund for each of the Fund's five fiscal years ended August 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since August 31, 2008, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Acquiring Fund for the Acquiring Fund's semi-annual period ended May 31, 2009 are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such date.

(h) Since May 31, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For the taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and the Company's Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and the Acquiring Company's Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Acquiring Company or of the Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, and the Company, on behalf of the Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Company or the Acquiring Company, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Company's Charter or the Acquiring Company's Charter, respectively. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Emerging Leaders Fund

By: __________________________
J. David Officer,
President

ATTEST: ________________________
Jeff Prusnofsky,
Assistant Secretary

STRATEGIC FUNDS, INC., on behalf of Dreyfus Select Managers Small Cap Value Fund

By: ________________________
J. David Officer,
President

ATTEST: ________________________
Jeff Prusnofsky,
Assistant Secretary

EXHIBIT B

DESCRIPTION OF THE ACQUIRING COMPANY'S BOARD MEMBERS

Board members of the Acquiring Company, together with information as to their positions with the Acquiring Company, principal occupations and other board memberships and affiliations, are shown below.1

Name (Age) Position with Acquiring Company (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations
Joseph S. DiMartino (65) Chairman of the Board (1995)	Corporate Director and Trustee

The Muscular Dystrophy Association, Director

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

David W. Burke (73) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director

William Hodding Carter III (74) Board Member (1988)

Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 2006 – present)

President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1998 – February 2006)

The Century Foundation, a tax-exempt research foundation, Emeritus Director The Enterprise Corporation of the Delta, a non-profit economic development organization, Director

Gordon J. Davis (67) Board Member (2006)	Partner in the law firm of Dewey & LeBoeuf LLP President, Lincoln Center for the Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company, Director Phoenix Companies, Inc., a life insurance company, Director Board Member/Trustee for several not-for-profit groups

Joni Evans (67) Board Member (2006)	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications Principal, Joni Evans Ltd. Senior Vice President of the William Morris Agency (2005)	None

Ehud Houminer (68) Board Member (1994)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

Richard C. Leone (69) Board Member (1984)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	The American Prospect, Director Center for American Progress, Director

Hans C. Mautner (71) Board Member (1984)

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998 – present)

Director and Vice Chairman of Simon Property Group (1998 – 2003)

Chairman and Chief Executive Officer of Simon Global Limited (1999 – present)

None

Robin A. Melvin (45) Board Member (1995)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances

Senior Vice President, Mentor, a national non-profit youth mentoring organization (2005)

None

Burton N. Wallack (58) Board Member (2006)	President and co-owner of Wallack Management Company, a real estate management company	None

John E. Zuccotti (72) Board Member (1984)	Chairman of Brookfield Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Emigrant Savings Bank, Director Wellpoint, Inc., Director Columbia University, Trustee Doris Duke Charitable Foundation, Trustee

_________________________

1  None of the Board members are "interested persons" of the Acquiring Company, as defined in the 1940 Act.

DREYFUS EMERGING LEADERS FUND

The undersigned shareholder of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on August 31, 2009 at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:00 a.m., on Thursday, November 19, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund"), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

August ___, 2009

Acquisition of the Assets of

DREYFUS EMERGING LEADERS FUND (A Series of Advantage Funds, Inc.)
144 Glenn Curtiss Boulevard

Uniondale, New York 11556-0144

1-800-645-656

By and in Exchange for Class A Shares of

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND (A Series of Strategic Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August __, 2009 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Emerging Leaders Fund (the "Fund"), a series of Advantage Funds, Inc. (the "Company"), in exchange for Class A shares of Dreyfus Select Managers Small Cap Value Fund (the "Acquiring Fund"), a series of Strategic Funds, Inc. (the "Acquiring Company.") The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated December 17, 2008.
2.	The Fund's Statement of Additional Information dated January 1, 2009.
3.	The Fund's Annual Report for the fiscal year ended August 31, 2008.
4.	The Fund's Semi-Annual Report for the six-month period ended February 28, 2009.
5.	The Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2009.
6.	Pro forma financials for the combined Fund and Acquiring Fund as of

May 31, 2009.

The Acquiring Fund's Statement of Additional Information and the Fund's Statement of Additional Information, and the financial statements included in the Fund's Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August __, 2009 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated December 17, 2008 and the Fund's Statement of Additional Information dated January 1, 2009 are incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 50 to its Registration Statement on Form N-1A, filed on December 16, 2008 (File No. 2-88816), and the Company's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A, filed on December 29, 2008 (File No. 33-51061), respectively. The Acquiring Fund's financial statements are incorporated herein by reference to the Acquiring Fund's Semi-Annual Report for the six-month period ended May 31, 2009, filed on July 29, 2009.  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended August 31, 2008, filed on October 28, 2008, and its Semi-Annual Report for the six-month period ended February 28, 2009, filed on May 1, 2009.

PRO FORMA STATEMENT OF INVESTMENTS

Dreyfus Select Managers Small Cap Value Fund

May 31, 2009 (Unaudited)

	Dreyfus Select Managers Small Cap Value Fund		Dreyfus Emerging Leaders Fund		Dreyfus Select Managers Small Cap Value Fund Pro Forma Combined (*)	Dreyfus Select Managers Small Cap Value Fund	Dreyfus Emerging Leaders Fund	Dreyfus Select Managers Small Cap Value Fund Pro Forma Combined (*)

Common Stocks--98.7%	Shares					Value ($)
Commercial & Professional Services--7.5%
Anixter International			26,600	[a,b]	26,600		1,091,132	1,091,132
Ennis			109,200		109,200		1,179,360	1,179,360
Gartner			14,600	[a]	14,600		224,110	224,110
M & F Worldwide			16,100	[a]	16,100		269,675	269,675
Nash Finch			17,800	[a]	17,800		521,718	521,718
Owens & Minor			26,800		26,800		939,608	939,608
Rush Enterprises, Cl. A			61,199	[a]	61,199		714,192	714,192
ScanSource			24,500	[a]	24,500		606,130	606,130
School Specialty			57,500	[a,b]	57,500		1,093,650	1,093,650
TeleTech Holdings			63,200	[a]	63,200		728,696	728,696
United Stationers			15,800	[a]	15,800		565,798	565,798
VistaPrint			10,400	[a,b]	10,400		398,216	398,216
World Fuel Services			18,600		18,600		789,384	789,384
Wright Express			47,500	[a]	47,500		1,181,325	1,181,325
							10,302,994	10,302,994
Communications--2.5%
iPCS			22,900	[a]	22,900		414,948	414,948
NTELOS Holdings			26,300		26,300		469,981	469,981
Starent Networks			79,300	[a,b]	79,300		1,675,609	1,675,609
USA Mobility			86,100	[a]	86,100		962,598	962,598
							3,523,136	3,523,136
Consumer Discretionary--5.8%
America’s Car-Mart	2,500	[a]			2,500	40,875		40,875
Big Lots	1,675	[a]			1,675	38,542		38,542
Brink’s Home Security Holdings	2,100	[a]			2,100	60,480		60,480
California Pizza Kitchen	2,600	[a]			2,600	36,270		36,270
Carter’s	1,300	[a]			1,300	30,745		30,745
Cheesecake Factory	3,000	[a]			3,000	51,330		51,330
Collective Brands			20,500	[a,b]	20,500		302,580	302,580
Cracker Barrel Old Country Store	1,600				1,600	50,272		50,272
CSS Industries	4,200				4,200	76,440		76,440
Delta Apparel	5,990	[a]			5,990	46,123		46,123
Dress Barn			65,400	[a,b]	65,400		1,035,282	1,035,282
Drew Industries	3,425	[a]			3,425	49,149		49,149
Ethan Allen Interiors	3,200				3,200	39,232		39,232
Genesco			29,600	[a]	29,600		763,384	763,384
Gentex	11,775				11,775	138,827		138,827
Hawk, Cl. A	6,210	[a]			6,210	82,903		82,903
Interval Leisure Group	12,750	[a]			12,750	122,018		122,018
Jack in the Box	2,700	[a]			2,700	71,010		71,010
JAKKS Pacific	2,500	[a]			2,500	31,875		31,875
Jo-Ann Stores	3,100	[a]	26,300	[a]	29,400	66,991	568,343	635,334
JoS. A. Bank Clothiers	2,100	[a]	36,100	[a,b]	38,200	79,485	1,366,385	1,445,870
Lifetime Brands	3,925				3,925	13,149		13,149
LKQ	4,175	[a]			4,175	63,836		63,836
Monro Muffler	3,275				3,275	87,508		87,508
Movado Group	4,500				4,500	34,110		34,110
Nobel Learning Communities	3,625	[a]			3,625	42,739		42,739
Pantry			46,900	[a]	46,900		934,248	934,248
Peet’s Coffee & Tea	2,000	[a]			2,000	52,180		52,180
PriceSmart			18,600		18,600		311,178	311,178
Systemax			26,000	[a,b]	26,000		319,020	319,020
Titan Machinery			23,600	[a]	23,600		296,416	296,416
Tractor Supply			12,000	[a]	12,000		460,560	460,560
Universal Technical Institute	5,650	[a]			5,650	78,591		78,591
Williams-Sonoma	2,900				2,900	37,526		37,526
WMS Industries	2,000	[a]			2,000	70,940		70,940
						1,593,146	6,357,396	7,950,542
Consumer Durables--3.2%
Briggs & Stratton			27,700	[b]	27,700		421,040	421,040
Fossil			53,500	[a]	53,500		1,197,330	1,197,330
Fuel Systems Solutions			35,500	[a,b]	35,500		750,470	750,470
M/I Homes			20,900		20,900		241,604	241,604
Matthews International, Cl. A			13,500		13,500		385,425	385,425
Meritage Homes			18,700	[a,b]	18,700		390,269	390,269
Polaris Industries			32,800	[b]	32,800		1,042,056	1,042,056
							4,428,194	4,428,194
Consumer Non-Durables--3.2%
Cal-Maine Foods			37,700	[b]	37,700		921,388	921,388
Carter’s			13,900	[a]	13,900		328,735	328,735
Central Garden & Pet, Cl. A			102,500	[a]	102,500		1,009,625	1,009,625
Elizabeth Arden			105,200	[a]	105,200		741,660	741,660
Ralcorp Holdings			19,700	[a]	19,700		1,128,219	1,128,219
Steven Madden			12,100	[a]	12,100		329,362	329,362
							4,458,989	4,458,989
Consumer Services--3.6%
Bally Technologies			14,600	[a,b]	14,600		408,800	408,800
California Pizza Kitchen			25,300	[a]	25,300		352,935	352,935
Cheesecake Factory			28,600	[a]	28,600		489,346	489,346
DineEquity			14,500		14,500		402,085	402,085
P.F. Chang’s China Bistro			30,500	[a,b]	30,500		974,170	974,170
Pinnacle Entertainment			48,700	[a]	48,700		518,655	518,655
Pre-Paid Legal Services			43,700	[a]	43,700		1,851,132	1,851,132
							4,997,123	4,997,123
Consumer Staples--0.3%
Casey’s General Stores	1,800				1,800	45,414		45,414
Chattem	800	[a]			800	47,784		47,784
Flowers Foods	3,900				3,900	82,563		82,563
Hain Celestial Group	1,800	[a]			1,800	30,906		30,906
Pantry	2,700	[a]			2,700	53,784		53,784
Ruddick	900				900	22,644		22,644
United Natural Foods	3,600	[a]			3,600	81,828		81,828
USANA Health Sciences	525	[a]			525	13,923		13,923
						378,846		378,846
Electronic Technology--8.0%
Arris Group			39,800	[a]	39,800		482,376	482,376
Avocent			18,600	[a]	18,600		260,400	260,400
Benchmark Electronics			66,500	[a]	66,500		811,300	811,300
Cognex			40,400		40,400		528,836	528,836
Comtech Telecommunications	2,100	[a]	10,700	[a]	12,800	61,194	311,798	372,992
Cubic			12,200		12,200		465,430	465,430
EMS Technologies			15,300	[a]	15,300		299,115	299,115
Hexcel			65,100	[a]	65,100		695,919	695,919
Imation			55,700		55,700		538,062	538,062
Intevac			76,800	[a]	76,800		577,536	577,536
Microsemi			44,000	[a]	44,000		592,240	592,240
OmniVision Technologies			31,700	[a]	31,700		361,063	361,063
Oplink Communications			29,500	[a]	29,500		339,250	339,250
Silicon Graphics International			37,100	[a]	37,100		188,097	188,097
Skyworks Solutions			70,700	[a,b]	70,700		673,771	673,771
Standard Microsystems			24,800	[a]	24,800		457,312	457,312
Tessera Technologies			27,500	[a]	27,500		647,075	647,075
TTM Technologies			66,600	[a,b]	66,600		592,740	592,740
Volterra Semiconductor			112,800	[a]	112,800		1,540,848	1,540,848
Zoran			62,000	[a]	62,000		686,960	686,960
						61,194	11,050,128	11,111,322
Energy--3.2%
Arena Resources	2,650	[a]	11,800	[a]	14,450	94,923	422,676	517,599
Bristow Group	1,500	[a]			1,500	47,445		47,445
Carrizo Oil & Gas			17,200	[a,b]	17,200		367,220	367,220
Clayton Williams Energy			8,400	[a]	8,400		205,968	205,968
Comstock Resources			18,900	[a]	18,900		752,787	752,787
EXCO Resources			64,000	[a]	64,000		984,960	984,960
GMX Resources	3,300	[a]	31,200	[a,b]	34,500	58,311	551,304	609,615
Goodrich Petroleum			12,600	[a,b]	12,600		336,672	336,672
Gulfport Energy	8,675	[a]			8,675	53,958		53,958
Holly	2,200				2,200	53,218		53,218
Matrix Service	3,300	[a]			3,300	37,356		37,356
McMoRan Exploration	7,700	[a]			7,700	52,206		52,206
Northern Oil and Gas	7,200	[a]			7,200	56,952		56,952
SEACOR Holdings	550	[a]			550	42,025		42,025
Smith International	600				600	17,514		17,514
VAALCO Energy			37,900	[a]	37,900		172,824	172,824
Whiting Petroleum	1,650	[a]			1,650	77,319		77,319
						591,227	3,794,411	4,385,638
Financial--19.2%
American Physicians Capital			31,000		31,000		1,195,670	1,195,670
AmTrust Financial Services			99,600		99,600		953,172	953,172
Bank Mutual			89,900		89,900		815,393	815,393
BioMed Realty Trust	2,600		115,800		118,400	25,558	1,138,314	1,163,872
Bryn Mawr Bank	2,800				2,800	50,820		50,820
Capstead Mortgage	4,600				4,600	54,878		54,878
Cash America International	2,800				2,800	64,456		64,456
City Holding	2,000		44,100		46,100	63,480	1,399,734	1,463,214
CorVel			17,300	[a]	17,300		370,912	370,912
Delphi Financial Group, Cl. A			49,200		49,200		936,768	936,768
Endurance Specialty Holdings	2,300				2,300	63,181		63,181
Extra Space Storage			185,300	[b]	185,300		1,391,603	1,391,603
EZCORP, Cl. A	4,300	[a]	47,600	[a]	51,900	52,245	578,340	630,585
First Cash Financial Services	3,900	[a]			3,900	58,929		58,929
First Financial Bancorp	5,325				5,325	45,422		45,422
First Financial Bankshares	1,000				1,000	48,830		48,830
First Midwest Bancorp			59,500		59,500		517,650	517,650
First Potomac Realty Trust			69,100		69,100		724,859	724,859
FirstMerit	1,711		26,879		28,590	29,796	467,966	497,762
FPIC Insurance Group	1,100	[a]			1,100	32,714		32,714
Getty Realty			53,600		53,600		977,664	977,664
Greenhill & Co.			15,600	[b]	15,600		1,146,600	1,146,600
Hallmark Financial Services	7,690	[a]			7,690	53,523		53,523
Hancock Holding	975				975	34,057		34,057
Harleysville Group	900				900	26,361		26,361
Horace Mann Educators	4,600		62,200		66,800	41,538	561,666	603,204
IBERIABANK	1,300				1,300	56,576		56,576
Inland Real Estate			60,800	[b]	60,800		424,384	424,384
Interactive Brokers Group, Cl. A			17,000	[a]	17,000		252,790	252,790
Investment Technology Group	2,300	[a]			2,300	47,840		47,840
KBW	1,975	[a]			1,975	51,409		51,409
Knight Capital Group, Cl. A			69,000	[a]	69,000		1,187,490	1,187,490
LaSalle Hotel Properties	1,000				1,000	13,680		13,680
Max Capital Group	3,900				3,900	61,659		61,659
Mobile Mini			21,800	[a]	21,800		274,898	274,898
National Health Investors			13,800		13,800		364,734	364,734
National Penn Bancshares			27,900	[b]	27,900		169,074	169,074
Navigators Group	700	[a]			700	30,618		30,618
Nelnet, Cl. A			77,700	[a]	77,700		657,342	657,342
Ocwen Financial	7,400	[a]			7,400	92,352		92,352
Old National Bancorp			22,100	[b]	22,100		264,979	264,979
Omega Healthcare Investors	5,700				5,700	91,029		91,029
Parkway Properties			18,600		18,600		242,544	242,544
Penson Worldwide			47,900	[a,b]	47,900		473,252	473,252
PICO Holdings			10,200	[a]	10,200		284,886	284,886
Platinum Underwriters Holdings	2,200		19,400		21,600	63,426	559,302	622,728
PMA Capital, Cl. A			69,300	[a]	69,300		336,798	336,798
Portfolio Recovery Associates	2,000	[a]			2,000	71,940		71,940
PS Business Parks	700		7,300		8,000	31,409	327,551	358,960
Selective Insurance Group	3,400				3,400	44,914		44,914
Signature Bank			48,000	[a]	48,000		1,298,400	1,298,400
Sterling Bancorp	5,000				5,000	45,900		45,900
Sterling Bancshares	16,725		53,600		70,325	106,036	339,824	445,860
Stewart Information Services			25,000		25,000		385,000	385,000
Suffolk Bancorp	2,075				2,075	54,158		54,158
Susquehanna Bancshares			108,200	[b]	108,200		772,548	772,548
SVB Financial Group	800	[a]			800	21,560		21,560
Tower Group	1,700				1,700	40,613		40,613
Trustco Bank	4,475				4,475	25,239		25,239
UMB Financial			17,200		17,200		690,236	690,236
United Financial Bancorp	3,350				3,350	41,808		41,808
Universal American Financial			65,000	[a]	65,000		584,350	584,350
Walter Investment Management	8,200	[a]			8,200	110,700		110,700
Westamerica Bancorporation			23,300	[b]	23,300		1,208,338	1,208,338
World Acceptance	1,400	[a]	21,600	[a,b]	23,000	28,042	432,648	460,690
						1,876,696	24,707,679	26,584,375
Health Care--11.1%
Abaxis	1,700	[a]	33,800	[a,b]	35,500	29,733	591,162	620,895
Alkermes			43,900	[a]	43,900		357,346	357,346
Allscripts-Misys Healthcare Solutions	4,100				4,100	52,931		52,931
Alnylam Pharmaceuticals			54,600	[a,b]	54,600		1,111,656	1,111,656
Amedisys	1,100	[a]			1,100	33,462		33,462
AmSurg	2,700	[a]			2,700	50,436		50,436
AngioDynamics	4,600	[a]			4,600	56,442		56,442
BioScrip	9,100	[a]			9,100	38,220		38,220
Caraco Pharmaceutical Laboratories			53,800	[a]	53,800		224,884	224,884
Centene			29,900	[a]	29,900		543,582	543,582
Cepheid	6,000	[a]			6,000	60,600		60,600
Chemed	2,100				2,100	80,367		80,367
Computer Programs & Systems	1,600				1,600	54,720		54,720
CONMED			39,600	[a]	39,600		623,700	623,700
Cynosure, Cl. A			26,000	[a]	26,000		175,240	175,240
Haemonetics	1,500	[a]			1,500	79,845		79,845
Hanger Orthopedic Group	3,000	[a]			3,000	44,100		44,100
Health Management Associates, Cl. A	9,100	[a]			9,100	52,871		52,871
Hill-Rom Holdings	2,800				2,800	45,220		45,220
Immucor			26,000	[a]	26,000		391,300	391,300
Invacare			46,000	[b]	46,000		781,080	781,080
IPC The Hospitalist	1,500	[a]			1,500	37,350		37,350
Isis Pharmaceuticals			87,200	[a,b]	87,200		1,203,360	1,203,360
Kendle International	2,100	[a]			2,100	21,840		21,840
Martek Biosciences			68,100	[a,b]	68,100		1,443,039	1,443,039
Maxygen			39,400	[a]	39,400		279,346	279,346
Medicis Pharmaceutical, Cl. A	2,400		27,800		30,200	37,728	437,016	474,744
Medivation			11,000	[a]	11,000		249,150	249,150
MEDNAX	1,550	[a]			1,550	62,775		62,775
MEDTOX Scientific	1,175	[a]			1,175	10,446		10,446
Merit Medical Systems			43,900	[a]	43,900		600,991	600,991
Molina Healthcare	3,300	[a]			3,300	79,002		79,002
Momenta Pharmaceuticals			65,600	[a,b]	65,600		575,312	575,312
Myriad Genetics			24,500	[a]	24,500		885,920	885,920
Neogen	2,675	[a]			2,675	58,957		58,957
Progenics Pharmaceuticals			47,400	[a]	47,400		245,058	245,058
Questcor Pharmaceuticals	8,500	[a]			8,500	36,210		36,210
RehabCare Group	4,800	[a]			4,800	104,736		104,736
Salix Pharmaceuticals			61,000	[a,b]	61,000		553,880	553,880
Somanetics	3,250	[a]			3,250	54,632		54,632
SonoSite			14,200	[a,b]	14,200		262,842	262,842
STERIS			60,000		60,000		1,417,800	1,417,800
SurModics	800	[a]			800	15,816		15,816
SXC Health Solutions	3,000	[a]			3,000	74,580		74,580
Techne	1,000				1,000	60,270		60,270
ViroPharma			134,700	[a,b]	134,700		936,165	936,165
Vital Images	6,400	[a]			6,400	74,624		74,624
						1,407,913	13,889,829	15,297,742
Industrial--9.8%
Aaon	2,975		18,800	[b]	21,775	61,880	391,040	452,920
American Science & Engineering	800				800	50,024		50,024
American Superconductor			26,700	[a,b]	26,700		744,396	744,396
Ampco-Pittsburgh			10,500		10,500		272,580	272,580
Apogee Enterprises			53,100		53,100		654,192	654,192
Astec Industries			29,900	[a,b]	29,900		915,538	915,538
ATC Technology	2,990	[a]			2,990	43,594		43,594
Atlas Air Worldwide Holdings	1,500	[a]			1,500	38,820		38,820
Beacon Roofing Supply	3,900	[a]			3,900	56,550		56,550
Brady, Cl. A			15,700		15,700		389,046	389,046
CBIZ	8,000	[a]			8,000	57,840		57,840
CDI	6,875				6,875	77,206		77,206
Chart Industries			49,500	[a]	49,500		1,050,885	1,050,885
CIRCOR International			26,100		26,100		636,840	636,840
Columbus McKinnon			23,000	[a]	23,000		319,470	319,470
Cornell	2,500	[a]			2,500	42,450		42,450
CoStar Group	900	[a]			900	32,085		32,085
Curtiss-Wright	1,700				1,700	49,776		49,776
DXP Enterprises			28,600	[a]	28,600		423,280	423,280
Dynamex	1,400	[a]			1,400	21,728		21,728
Encore Wire			19,500		19,500		413,985	413,985
Energy Conversion Devices			42,600	[a,b]	42,600		733,146	733,146
Force Protection	7,350	[a]			7,350	63,430		63,430
Forward Air	1,500				1,500	31,980		31,980
G & K Services, Cl. A	1,450				1,450	31,088		31,088
GATX	1,600				1,600	40,288		40,288
GeoEye	2,600	[a]			2,600	55,796		55,796
Graham			18,900		18,900		264,600	264,600
Hexcel	7,250	[a]			7,250	77,502		77,502
Innerworkings	3,800	[a]			3,800	17,708		17,708
Kadant			13,900	[a]	13,900		194,044	194,044
Knoll			169,000		169,000		1,171,170	1,171,170
K-Tron International	1,060	[a]			1,060	91,361		91,361
Kirby	2,255	[a]			2,255	75,813		75,813
L.B. Foster, Cl. A			20,200	[a]	20,200		589,032	589,032
LaBarge	7,050	[a]			7,050	53,580		53,580
Ladish	7,125	[a]			7,125	84,004		84,004
Layne Christensen	2,200	[a]			2,200	47,036		47,036
Lydall	26,100	[a]			26,100	96,309		96,309
McGrath Rentcorp	6,075				6,075	110,322		110,322
Mobile Mini	1,800	[a]			1,800	22,698		22,698
Orbital Sciences	3,700	[a]			3,700	54,464		54,464
Orion Marine Group	2,200	[a]			2,200	46,376		46,376
Powell Industries			14,900	[a]	14,900		585,421	585,421
Resources Connection	3,850	[a]			3,850	71,341		71,341
Ritchie Brothers Auctioneers	1,700				1,700	38,930		38,930
Rollins	5,000				5,000	83,550		83,550
School Specialty	3,000	[a]			3,000	57,060		57,060
Standex International	7,900				7,900	80,422		80,422
Sterling Construction	2,000	[a]			2,000	34,200		34,200
Team	2,800	[a]			2,800	39,620		39,620
Tecumseh Products, Cl. A			72,300	[a]	72,300		584,184	584,184
Thermadyne Holdings	23,755	[a]			23,755	99,533		99,533
Tredegar			21,000		21,000		294,420	294,420
Ultralife	7,550	[a]			7,550	52,397		52,397
Woodward Governor	3,675		35,100		38,775	75,448	720,603	796,051
						2,164,209	11,347,872	13,512,081
Industrial Services--3.1%
Bolt Technology			34,900	[a,b]	34,900		396,115	396,115
Bristow Group			25,400	[a,b]	25,400		803,402	803,402
Comfort Systems USA			59,600		59,600		556,068	556,068
EMCOR Group			25,000	[a]	25,000		561,750	561,750
Gulf Island Fabrication			28,400		28,400		451,560	451,560
Michael Baker			21,000	[a]	21,000		882,630	882,630
Perini			30,400	[a]	30,400		627,760	627,760
							4,279,285	4,279,285
Information Technology--10.3%
ACI Worldwide	2,300	[a]			2,300	34,293		34,293
Acme Packet			23,600	[a]	23,600		182,900	182,900
Actuate	9,700	[a]			9,700	46,948		46,948
ANSYS	900	[a]			900	26,874		26,874
Astro-Med	4,700				4,700	29,328		29,328
Cabot Microelectronics	1,250	[a]			1,250	34,938		34,938
CACI International, Cl. A			22,900	[a]	22,900		878,673	878,673
Cass Information Systems	1,400				1,400	43,652		43,652
Chemed			35,500	[b]	35,500		1,358,585	1,358,585
Concur Technologies	900	[a]			900	26,550		26,550
CSG Systems International	2,850	[a]			2,850	39,245		39,245
DealerTrack Holdings	2,800	[a]			2,800	40,180		40,180
Digi International	6,350	[a]			6,350	54,991		54,991
Earthlink			125,700	[a,b]	125,700		985,488	985,488
Echelon	3,100	[a]			3,100	22,723		22,723
Euronet Worldwide	1,500	[a]			1,500	23,940		23,940
F5 Networks	1,650	[a]			1,650	52,404		52,404
FARO Technologies	1,450	[a]			1,450	22,373		22,373
Forrester Research	1,800	[a]			1,800	41,706		41,706
Guidance Software	2,800	[a]			2,800	8,960		8,960
HEALTHSOUTH			25,200	[a]	25,200		298,368	298,368
Hutchinson Technology	30,075	[a]			30,075	63,458		63,458
Integral Systems	3,800	[a]			3,800	28,880		28,880
Jack Henry & Associates			63,300		63,300		1,162,821	1,162,821
Manhattan Associates	1,900	[a]	84,400	[a]	86,300	33,421	1,484,596	1,518,017
MAXIMUS	1,200				1,200	47,880		47,880
Micros Systems			24,500	[a]	24,500		639,940	639,940
Napco Security Technologies	2,300	[a]			2,300	3,312		3,312
National Instruments	3,375				3,375	71,584		71,584
NCI, Cl. A	1,900	[a]			1,900	47,804		47,804
Net 1 UEPS Technologies	3,900	[a]			3,900	47,619		47,619
NetScout Systems			67,400	[a]	67,400		632,212	632,212
PAREXEL International			63,900	[a]	63,900		658,170	658,170
PharMerica			48,900	[a,b]	48,900		857,706	857,706
Power Integrations	2,100				2,100	46,326		46,326
Rudolph Technologies	1,575	[a]			1,575	6,977		6,977
Semtech	4,650	[a]			4,650	74,819		74,819
SkillSoft, ADR	6,200	[a]			6,200	50,654		50,654
Sohu.com			15,300	[a,b]	15,300		966,042	966,042
Spectrum Control	3,500	[a]			3,500	28,770		28,770
SPSS	2,000	[a]			2,000	66,740		66,740
SRA International, Cl. A			52,100	[a]	52,100		924,254	924,254
Stratasys	2,750	[a]			2,750	28,765		28,765
Sybase			20,100	[a,b]	20,100		653,853	653,853
Tekelec	3,900	[a]			3,900	63,687		63,687
TeleCommunication Systems, Cl. A	4,400	[a]			4,400	32,868		32,868
TIBCO Software	6,300	[a]			6,300	41,769		41,769
TNS	2,700	[a]			2,700	50,895		50,895
Ultimate Software Group	2,600	[a]			2,600	52,806		52,806
United Online	13,150				13,150	84,160		84,160
Verint Systems	2,250	[a]			2,250	19,170		19,170
Vignette			29,500	[a]	29,500		381,730	381,730
Vishay Intertechnology	26,750	[a]			26,750	147,928		147,928
Vital Images			44,600	[a]	44,600		520,036	520,036
						1,689,397	12,585,374	14,274,771
Materials--3.6%
Arch Chemicals	4,500				4,500	126,450		126,450
Bemis	1,900				1,900	47,671		47,671
Commercial Metals	4,850				4,850	82,305		82,305
Darling International			32,700	[a]	32,700		247,539	247,539
Glatfelter			115,900		115,900		1,187,975	1,187,975
KapStone Paper and Packaging	18,625	[a]			18,625	79,156		79,156
Landec	3,900	[a]	116,900	[a]	120,800	26,520	794,920	821,440
LSB Industries	1,200	[a]			1,200	20,100		20,100
Mercer International	44,875	[a]			44,875	42,631		42,631
Minerals Technologies			26,100		26,100		1,021,032	1,021,032
Olin	2,800				2,800	37,408		37,408
OM Group			23,600	[a]	23,600		625,400	625,400
Royal Gold	1,200				1,200	55,884		55,884
Solutia	25,700	[a]			25,700	125,930		125,930
Terra Industries			11,700		11,700		325,143	325,143
Thompson Creek Metals Company	3,800	[a]			3,800	36,480		36,480
Zoltek Cos.	2,700	[a]			2,700	26,730		26,730
						707,265	4,202,009	4,909,274
Non-Energy Minerals--.4%
Haynes International			23,400	[a]	23,400		537,030	537,030

Telecommunication Services--0.1%
D&E Communications	3,789				3,789	36,943		36,943
Premiere Global Services	5,175	[a]			5,175	61,945		61,945
Syniverse Holdings	4,000	[a]			4,000	59,800		59,800
						158,688		158,688
Transportation--1.6%
Heartland Express			19,200		19,200		301,440	301,440
Knightsbridge Tankers			47,500		47,500		711,075	711,075
Nordic American Tanker Shipping			21,400	[b]	21,400		717,756	717,756
SkyWest			22,200		22,200		227,550	227,550
Werner Enterprises			14,800		14,800		266,252	266,252
							2,224,073	2,224,073
Utilities--2.2%
Cleco	3,300				3,300	67,518		67,518
El Paso Electric	3,700	[a]	82,100	[a]	85,800	48,988	1,087,004	1,135,992
MGE Energy			23,000		23,000		713,690	713,690
Piedmont Natural Gas			25,800	[b]	25,800		584,628	584,628
PNM Resources			51,800		51,800		479,150	479,150
						116,506	2,864,472	2,980,978
Total Common Stocks (cost $9,748,211, $155,543,118 and $165,291,329, respectively)						10,745,087	125,549,994	136,295,081

Other Investment--0.8%	Shares
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $0, $1,125,000 and $1,125,000, respectively)	1,125,000	[c]	1,125,000	--	1,125,000	1,125,000

Investment of Cash Collateral for Securities Loaned--19.5%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $0, $26,973,565 and $26,973,565, respectively)	26,973,565	[c]	26,973,565	--	26,973,565	26,973,565

Total Investments (cost $9,748,211, $183,641,683 and $193,389,894, respectively)			119.0%	10,745,087	153,648,559	164,393,646
Liabilities, Less Cash and Receivables (Net)			(19.0%)	502,939	(26,722,803)	(26,219,864)
Net Assets			100.00%	11,248,026	126,925,756	138,173,782

ADR - American Depository Receipts

a	Non-income producing security.
b

All or a portion of these securities are on loan. At May 31, 2009, the total pro forma market value of the fund’s securities on loan is $27,017,644 and the total pro forma market value of the collateral held by the fund is $26,973,565.

c	Investment in affiliated money market mutual fund.

* As of 5/31/2009, all of the securities held by the Dreyfus Emerging Leaders Fund comport with the investment strategies and restrictions of the Dreyfus Select Managers Small Cap Value Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Dreyfus Select Managers Small Cap Value Fund
Pro Forma Statement of Assets and Liabilities
May 31, 2009 (Unaudited)

		Dreyfus Select Managers Small Cap Value Fund	Dreyfus Emerging Leaders Fund	Adjustments		Dreyfus Select Managers Small Cap Value Fund Pro Forma Combined (Note 1)

ASSETS:	Investments in securities, at value - See Statement of Investments *
	Unaffiliated issuers	$10,745,087	$125,549,994			$136,295,081
	Affiliated issuers	-	28,098,565			28,098,565
	Cash	546,537	15,728			562,265
	Receivable for investment securities sold	43,839	2,996,830			3,040,669
	Dividends and interest receivable	5,752	121,152			126,904
	Receivable for shares of Common Stock subscribed	25,000	361,031			386,031
	Prepaid expenses	78,224	40,300			118,524
	Due from The Dreyfus Corporation and affiliates	6,132	-	$(6,132)	(a)	-

	Total Assets	11,450,571	157,183,600	(6,132)		168,628,039

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	$-	$124,982	(6,132)		$118,850
	Liability for securities on loan	-	26,973,565			26,973,565
	Payable for investment securities purchased	171,770	3,016,387			3,188,157
	Accrued expenses	30,775	142,910			173,685

	Total Liabilities	202,545	30,257,844	(6,132)		30,454,257

NET ASSETS		$11,248,026	$126,925,756			$138,173,782

REPRESENTED BY:	Paid-in capital	10,404,344	$216,584,209			$226,988,553
	Accumulated undistributed investment income - net	4,583	869,060			873,643
	Accumulated net realized gain (loss) on investments	(157,777)	(60,534,390)			(60,692,167)
	Accumulated net unrealized appreciation (depreciation) on investments	996,876	(29,993,123)			(28,996,247)

NET ASSETS		$11,248,026	$126,925,756			$138,173,782

Dreyfus Emerging Leaders Fund (100 million shares of $.001par value Common Stock authorized)
	Net Assets		$126,925,756
	Shares outstanding		9,574,843
	Net asset value, and redemption
	price per share		$13.26

Dreyfus Select Managers Small Cap Value Fund, Class A Shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$5,271,831		$126,925,756		$132,197,587
	Shares outstanding	406,069		206,545	(b)	10,187,457
	Net asset value, offering price and redemption
	price per share	$12.98				$12.98

Maximum offering price per share (net asset value plus maximum sales charge)		$13.77

Dreyfus Select Managers Small Cap Value Fund, Class C Shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$517,530				$517,530
	Shares outstanding	40,000				40,000
	Net asset value, offering price and redemption
	price per share	$12.94				$12.94

Dreyfus Select Managers Small Cap Value Fund, Class I Shares (100 million shares of $.001 par value Common Stock authorized)
	Net Assets	$5,458,665				$5,458,665
	Shares outstanding	420,096				420,096
	Net asset value, offering price and redemption
	price per share	$12.99				$12.99

*Investments in securities, at cost
	Unaffiliated issuers	$9,748,211	$155,543,118			$165,291,329
	Affiliated issuers	$-	$28,098,565			$28,098,565

(a) Pro forma adjustment to combine amounts Due to/ Due from The Dreyfus Corporation and affiliates.

(b) Adjustment to reflect the exchange of shares outstanding from Dreyfus Emerging Leaders Fund to Dreyfus Select Managers Small Cap Value Fund.

See notes to unaudited pro forma financial statements.

Dreyfus Select Managers Small Cap Value Fund
Pro Forma Statement of Operations
For the Twelve Months Ended May 31, 2009 for Dreyfus Emerging Leaders Fund (Unaudited)
From December 17, 2008 (commencement of operations) to May 31, 2009 for Dreyfus Select Managers Small Cap Value Fund (Unaudited)

		Dreyfus Select Managers Small Cap Value Fund	Dreyfus Emerging Leaders Fund	Adjustments	(a)	Dreyfus Select Managers Small Cap value Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Cash Dividends (net of $68, $2,808 and $2,876 foreign taxes withheld at source, respectively)
	Unaffiliated issuers	$52,374	$2,599,803			$2,652,177
	Affiliated issuers	-	38,272			38,272
	Income from securities lending	-	643,290			643,290
	Total Income	52,374	3,281,365			3,333,739

EXPENSES:	Management fee	31,414	1,563,717			1,595,131
	Distribution fees	1,599	-			1,599
	Shareholder servicing costs	6,078	766,657	(5,000	)(a)	767,735
	Professional fees	25,575	72,188	(42,000	)(a)	55,763
	Prospectus and shareholders’ reports	32,663	146,039	(110,000	)(a)	68,702
	Directors’ fees and expenses	572	14,392	(5,000	)(a)	9,964
	Registration fees	20,242	19,144	(15,000	)(a)	24,386
	Custodian fees	15,843	16,686	(4,000	)(a)	28,529
	Loan commitment fees	-	5,856			5,856
	Miscellaneous	10,318	19,729	(8,500	)(a)	21,547
	Total Expenses	144,304	2,624,408	(189,500)		2,579,212

	Less-expense reimbursement from The Dreyfus Corporation due to undertaking	(96,507)	(153,154)			(249,661)
	Less-reduction in custody fees due to earnings credits	(6)	(12,013)	-		(12,019)
	Net Expenses	47,791	2,459,241	(189,500)		2,317,532

INVESTMENT INCOME - NET		4,583	822,124	189,500		1,016,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	(157,777)	(65,104,159)			(65,261,936)
	Net unrealized appreciation (depreciation) on investments	996,876	(45,186,743)			(44,189,867)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		839,099	(110,290,902)			(109,451,803)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS		$843,682	$(109,468,778)	$189,500		$(108,435,596)

(a) Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Select Managers Small Cap Value Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 20, 2009, the Board of Directors of Strategic Funds, Inc., on behalf of Dreyfus Select Managers Small Cap Value Fund (the “Acquiring Fund”), and at a meeting held on June 30, 2009, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Emerging Leaders Fund (the “Fund”), each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund Class A shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Class A shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statements of investments and assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on May 31, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund from December 17, 2008 (commencement of operations) to May 31, 2009 and the Fund for the twelve months ended May 31, 2009. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is November 30 for the Acquiring Fund and August 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on May 31, 2009. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1---quoted prices in active markets for identical investments.

Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3---significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 1.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s shares on May 31, 2009 by the net asset value per share of Class A shares of the Acquiring Fund on May 31, 2009.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on June 1, 2008. The Dreyfus Corporation will bear the expenses of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

STRATEGIC FUNDS, INC.

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed July 24, 2009 (File No. 2-88816) (“Post-Effective Amendment No. 55”).

Item 16	Exhibits.

(1)(a)

Registrant’s Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 15 to the Registration Statement, filed on April 25, 1996 (“Post-Effective Amendment No. 15”).

(1)(b)

Registrant’s Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 24 to the Registration Statement, filed on September 27, 2002 (“Post-Effective Amendment No. 24”).

(1)(c)

Registrant’s Articles of Amendment are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 32 to the Registration Statement, filed on May 16, 2006 (“Post-Effective Amendment No. 32”).

(1)(d)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (a)(vi) of Post-Effective Amendment No. 53 to the Registration Statement, filed on April 30, 2009.

(1)(e)	Registrant’s Articles Supplementary are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 32.

(1)(f)

Registrant’s Articles Supplementary are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 50 to the Registration Statement, filed on December 16, 2008 (“Post-Effective Amendment No. 50”).

(2)	Registrant’s By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 31 to the Registration Statement, filed on April 26, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement, as revised, is incorporated by reference to Exhibit (d)(i) of Post-Effective Amendment No. 50.

(6)(b)

Sub-Investment Advisory Agreement with Walter Scott & Partners Limited, as amended, is incorporated by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 46 to the Registration Statement, filed on May 27, 2008.

(6)(c)	Sub-Investment Advisory Agreement with Riverbridge Partners, LLC is incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 50.

(6)(d)	Sub-Investment Advisory Agreement with Walthausen & Co., LLC is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 50.

(6)(e)	Sub-Investment Advisory Agreement with Thompson, Siegel and Walmsley LLC is incorporated by reference to Exhibit (d)(v) of Post-Effective Amendment No. 50.

(6)(f)	Sub-Investment Advisory Agreement with WestLB Mellon Asset Management (USA) LLC is incorporated by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 32.

(6)(g)

Sub-Investment Advisory Agreement with Mellon Equity Associates, LLP is incorporated by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 37 to the Registration Statement, filed on November 22, 2006.

(6)(h)	Portfolio Allocation Management Agreement is incorporated by reference to Exhibit (d)(viii) of Post-Effective Amendment No. 50.

(7)(a)	Distribution Agreement, as revised, is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 50.

(7)(b)	Distribution and Shareholders Services Plan Agreements, as amended, are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 24.

(7)(c)	Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on April 27, 2007.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 15.

(9)(b)	Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 15.

(9)(c)	Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on February 28, 2008.

(9)(d)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 32.

(10)(a)	Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 50.

(10)(b)	Rule 12b-1 Distribution Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 50.

(10)(c)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A, filed on February 26, 2009.

(11)	Opinion and Consent of Registrant’s counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 50 (File No. 2-88816).

_______________________

*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 31st day of July, 2009.

STRATEGIC FUNDS, INC. By: /s/ J. David Officer J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	July 31, 2009

/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	July 31, 2009

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	July 31, 2009

/s/ David W. Burke* David W. Burke	Board Member	July 31, 2009

/s/ William Hodding Carter, III* William Hodding Carter, III	Board Member	July 31, 2009

/s/ Gordon J. Davis* Gordon J. Davis	Board Member	July 31, 2009

/s/ Joni Evans* Joni Evans	Board Member	July 31, 2009

/s/ Ehud Houminer* Ehud Houminer	Board Member	July 31, 2009

/s/ Richard C. Leone* Richard C. Leone	Board Member	July 31, 2009

/s/ Hans C. Mautner* Hans C. Mautner	Board Member	July 31, 2009

/s/ Robin A. Melvin* Robin A. Melvin	Board Member	July 31, 2009

/s/ Burton N. Wallack* Burton N. Wallack	Board Member	July 31, 2009

/s/ John E. Zuccotti* John E. Zuccotti	Board Member	July 31, 2009

Exhibit Index
(11) Opinion and Consent of Registrant’s counsel
(14) Consent of Independent Registered Public Accounting Firm